UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 29, 2012

ALTRIA GROUP, INC.

(Exact name of registrant as specified in its charter)

Virginia	1-08940	13-3260245
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6601 West Broad Street, Richmond, Virginia		23230
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (804) 274-2200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Directors

On February 29, 2012, the Board of Directors of Altria Group, Inc. (“Altria”) elected Kathryn B. McQuade to the Board of Directors (the “Board”). Ms. McQuade is not being named to any committee of the Board at this time.

The Board made an affirmative determination that Ms. McQuade qualifies as an independent director under the New York Stock Exchange listing standards and Altria’s standards for director independence.

Ms. McQuade will be compensated for her service on Altria’s Board pursuant to the existing compensation program for non-employee directors described in detail in Altria’s proxy statement dated April 8, 2011 for Altria’s 2011 Annual Meeting of Shareholders. Effective February 29, 2012, Altria’s Stock Compensation Plan for Non-Employee Directors (the “Plan”) was amended to increase the aggregate fair market value of the annual award of Altria common stock to non-employee directors from $150,000 to $160,000, beginning immediately after Altria’s 2012 Annual Meeting of Shareholders. The Plan is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference to this Item 5.02.

A copy of the press release issued by Altria announcing the appointment of Ms. McQuade is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference to this Item 5.02.

The information on the respective websites of Altria and its subsidiaries is not, and shall not be deemed to be, a part of this report or incorporated into any other filings Altria makes with the Securities and Exchange Commission.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the appointment of Ms. McQuade, on February 29, 2012, the Board of Directors of Altria Group, Inc. (“Altria”) (the “Board”) amended Article II, Section 2 of Altria’s Amended and Restated By-Laws, in order to increase the size of the Board from eleven (11) to twelve (12) directors, such amendment to become effective on February 29, 2012. Altria’s Amended and Restated By-Laws reflecting this revision are attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference to this Item 5.03.

As previously reported in Altria’s Current Report on Form 8-K dated January 27, 2012 (Item 5.02), Michael E. Szymanczyk informed Altria’s Board of his intention to retire as Altria’s chairman and chief executive officer upon the conclusion of Altria’s 2012 Annual Meeting of Shareholders on May 17, 2012 (the “2012 Annual Meeting”). Mr. Szymanczyk also announced that he will not stand for re-election to the Board at the 2012 Annual Meeting.

In connection with Mr. Szymanczyk’s impending retirement, Altria’s Board amended Article II, Section 2 of Altria’s Amended and Restated By-Laws on February 29, 2012, in order to decrease the size of the Board from twelve (12) to eleven (11) directors, such amendment to become effective upon the conclusion of the 2012 Annual Meeting. The Amended and Restated By-Laws reflecting this revision are attached as Exhibit 3.2 to this Current Report on Form 8-K and incorporated by reference to this Item 5.03.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

3.1	Amended and Restated By-Laws of Altria Group, Inc. (effective February 29, 2012)

3.2	Amended and Restated By-Laws of Altria Group, Inc. (effective upon the conclusion of Altria Group, Inc.’s 2012 Annual Meeting of Shareholders on May 17, 2012)

10.1	Stock Compensation Plan for Non-Employee Directors (as amended and restated effective February 29, 2012)

99.1	Altria Group, Inc. Press Release dated February 29, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTRIA GROUP, INC.

By:	/s/ W. HILDEBRANDT SURGNER, JR.
Name:	W. Hildebrandt Surgner, Jr.
Title:	Corporate Secretary and
Senior Assistant General Counsel

DATE: February 29, 2012

INDEX TO EXHIBITS

Exhibit No.	Description

3.1	Amended and Restated By-Laws of Altria Group, Inc. (effective February 29, 2012)

3.2	Amended and Restated By-Laws of Altria Group, Inc. (effective upon the conclusion of Altria Group, Inc.’s 2012 Annual Meeting of Shareholders on May 17, 2012)

10.1	Stock Compensation Plan for Non-Employee Directors (as amended and restated effective February 29, 2012)

99.1	Altria Group, Inc. Press Release dated February 29, 2012